SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 16, 2002


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

Invacare Corporation signed a 364-day credit renewal agreement dated October 16, 2002, copy of which is filed as Exhibits 10.1.


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                                   Signatures

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Invacare Corporation

                                              By:  /S/ Gerald B. Blouch
                                                   ---------------------
                                              Gerald B. Blouch
                                              President, Chief Financial Officer
                                              Interim Chief Financial Officer


Date:  October 21, 2002

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                                Index to Exhibits

Exhibit Number    Description
10.1              First Ammendment to 364-Day Credit Agreement dated as of
                  October 16, 2002